                                                                    Exhibit 10.3

                                LOCK-UP AGREEMENT

                                                                 August 22, 2005

CEA Acquisition Corporation
101 East Kennedy Boulevard, Suite 3300
Tampa, Florida 33602
Attention: Robert Moreyra, Executive Vice President

Re: Lock-Up Agreement

Ladies and Gentlemen:

         In connection with the Agreement and Plan of Merger dated August 22,
2005 by and among CEA Acquisition Corporation (the "Corporation"), etrials
Acquisition, Inc. etrials Worldwide, Inc. and certain Stockholders of etrials
Worldwide, Inc. (the "Merger Agreement"), to induce the Corporation to enter into the Merger Agreement and consummate the Merger (as defined in the Merger
Agreement), the undersigned, agrees to neither directly nor indirectly:

         (1)   sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (all being referred to as a
               "Transfer") any legal or beneficial interest in any shares of stock, $.0001 par value, of the Corporation ("Parent Common
               Stock") receivable solely as a result of the Merger at the time of Closing of the Merger and not as the result of the exercise of the Merger Warrants (as defined in the Merger Agreement) (the
               "Restricted Securities"), or

         (2)   enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Restricted
               Securities, whether such swap transaction is to be settled by delivery of any Restricted Securities or other securities of any person, in cash or otherwise,

during the "Restricted Period" (as hereinafter defined). As used herein,
"Restricted Period" means the period commencing on the Closing Date (as defined in the Merger Agreement) and ending on February 19, 2007, provided, that (i) the
Restricted Period shall terminate six months after the Closing Date with respect to 25% of each class of Restricted Securities, (ii) the Restricted Period shall terminate nine months after the Closing Date with respect to an additional 25%
of each class of Restricted Securities and (iii) if the Corporation redeems the
Merger Warrants and its public warrants issued pursuant to its Prospectus dated
February 12, 2004, the Restricted Period shall terminate on the date specified for such redemption with respect to 50% of the Restricted Securities then subject to this Lock-Up Agreement and the percentages referred to in the preceding clauses (i) and (ii) shall be applied to the then remaining Restricted
Securities if such redemption date is prior to the dates that are six months and/or nine months after the Closing Date. In addition, in the event that all or any portion of the shares of Parent Common Stock held in escrow pursuant to that certain Stock Escrow Agreement by and among Continental Stock Transfer & Trust
Company and the founding stockholders of the Corporation dated as of February
12, 2004 are released from the terms of such Escrow Agreement on an accelerated basis for any reason, then the Restricted Securities shall be released from the provisions of this Agreement on the same accelerated schedule.

         It is understood that the shares of Parent Common Stock owned by the undersigned and held in escrow pursuant to that certain Escrow Agreement attached as Exhibit A to the Merger Agreement shall be considered part of the
"Restricted Securities" and shall, for purposes of calculating the number of
Restricted Securities the undersigned is entitled to Transfer hereunder, be entirely included in that portion of the Restricted Securities which remain subject to the

                                      -1-

restrictions of this Agreement.

         Notwithstanding the foregoing limitations this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities, either during the undersigned's lifetime or on the undersigned's death, by gift, will or intestate succession, to the undersigned's "family members" or to trusts, family limited partnerships and similar entities primarily for the benefit of the undersigned or the undersigned's "family members"; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provision of this Lock-Up
Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities except in accordance with this Lock-Up Agreement. For purposes of this sub-paragraph, "family member" shall mean spouse, lineal descendants, stepchildren, father, mother, brother or sister of the transferor or of the transferor's spouse. Also notwithstanding the foregoing limitations, in the event the undersigned is an entity rather than an individual, this Lock-Up
Agreement will not prevent any Transfer of any or all of the Restricted
Securities to the shareholders of such entity, if it is a corporation, to the members of such entity, if it is a limited liability company, or to the partners in such entity, if it is a partnership; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted
Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities in accordance with this Lock-Up
Agreement.

         Any of the Restricted Securities subject to this Lock-Up Agreement may be released in whole or part from the terms hereof upon the approval of the board of directors of the Corporation and the Committee referred to in the
Merger Agreement.

         The undersigned hereby authorizes the Corporation's transfer agent to apply the appropriate legend thereto to reflect the existence and general terms of this Lock-up Agreement to any certificates representing the Restricted
Securities issued to the undersigned, including any shares of Parent Common
Stock issuable upon exercise of Merger Warrants.

         This Lock-up Agreement will be legally binding on the undersigned and on the undersigned's heirs, successors, executors, administrators, conservators and permitted assigns, executed as an instrument governed by the law of the
State of Delaware.

                         [Signature on following page.]

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        SIGNATURE PAGE TO LOCK-UP AGREEMENT LETTER DATED AUGUST 22, 2005

                                          Very truly yours,

                                          MINIDOC AB

                                          By: s/ Per Egeberg
                                              ----------------------------------
                                          Name: Per Egeberg
                                          Title: CEO

                                          INFOLOGIX (BVI) LIMITED

                                          By: EQ Secretaries (Jersey) Limited,
                                              Company Secretary

                                          By: s/Janet Raine  s/ Lorraine Wheeler
                                              ----------------------------------
                                          Name: Janet Raine     Lorraine Wheeler
                                          Title: Authorized Signatories

                                          NEWLIGHT ASSOCIATES II, LP
                                          By: Newlight Partners II, LP, General
                                              Partner

                                          By: s/ Robert M. Brill
                                              ----------------------------------
                                          Name:  Robert M. Brill
                                          Title: General Partner

                                          NEWLIGHT ASSOCIATES II (BVI), LP
                                          By: Newlight Partners II (BVI), LP,
                                              General Partner

                                          By: s/ Robert M. Brill
                                              ----------------------------------
                                          Name:  Robert M. Brill
                                          Title: General Partner

                                          NEWLIGHT ASSOCIATES II-E, LP
                                          BY: Newlight Partners II-E, LP,
                                              General Partner

                                          By: s/ Robert M. Brill
                                              ----------------------------------
                                          Name:  Robert M. Brill
                                          Title: General Partner

                                          DUNLAP INDUSTRIES

                                          By: s/ Peter L. Coker
                                              ----------------------------------
                                          Name:  Peter L. Coker
                                          Title: Managing Director

                                          E-ZAD PARTNERSHIP LIMITED

                                          By: s/Jamshid Ansari
                                              ----------------------------------
                                          Name:  Jamshid Ansari
                                          Title: Treasurer

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